Exhibit 10.1

GULF SHORES INVESTMENTS, INC.

(Doing Business as UAN POWER)

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into by and between the party signing the Signature Page attached hereto (the “Investor”) and Gulf Shores Investments, Inc., a Nevada corporation doing business as UAN Power with a principal place of business at Suite 200, 1021 Hill Street, Three Rivers, Michigan 49093 (the “Company”). The Company, pursuant to the Company’s Confidential Private Placement Memorandum dated as of July 7, 2011 (the “Private Placement Memorandum”), is offering an aggregate of 48,275,000 shares of the Company’s common stock, USD $0.00001 par value per share (the “Common Stock”), at a purchase price of USD $0.01 per share. The Common Stock offered hereunder is referred to herein as the “Shares”.

I.     Subscription

The Investor hereby subscribes for and agrees to purchase the following, all upon the terms and conditions set forth in this Subscription Agreement:

Name of Investor:	____________________________________
Number of Shares of Common Stock:	____________________________________
Aggregate Purchase Price:	____________________________________
Address of Investor:	____________________________________
____________________________________

II.     Payment

The purchase price for the Shares (the “Purchase Price”) is enclosed (in the case of a check, the check should be payable to the order of “UAN Power”) or will immediately be sent via wire transfer of immediately available funds to the following account:

HSBC Bank, USA, N. A., Kissena Branch

41-77 Kissena Blvd., Flushing, 11355 USA

ABA #: 021001088

Account #: __________

Swift number: __________

Ref: UAN Power

III.     Acceptance of Subscription

Upon the execution hereof by the Investor, payment of the Purchase Price by the Investor and acceptance by the Company, the Company will issue to the Investor a certificate representing the number of shares of Common Stock purchased by the Investor hereunder.

The Investor understands and agrees that the Company reserves the right to accept or reject this or any other subscription for the Shares, in whole or in part. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Investor an executed copy of this Subscription Agreement. If this subscription is rejected in whole, all funds received from the Investor will be returned without interest, penalty, expense or deduction, and this Subscription Agreement shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect to the extent this subscription was accepted. The Investor understands that the Company will rely to a material degree on the truth and accuracy of the information, representations and warranties furnished herein by the Investor in determining whether to accept or reject the Investor’s subscription.

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IV.     Representations and Warranties of the Investor

The Investor hereby represents and warrants to, and covenants with, the Company as follows, recognizing that each of such representations, warranties and covenants shall survive any acceptance of this subscription in whole or in part by the Company and the issuance and sale of the Shares to the Investor:

1.     Organization and Good Standing. The Investor, if the Investor is a corporation, partnership, trust or other entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has full power, authority and legal right to execute, deliver and perform its obligations under this Subscription Agreement.

2.     Agreement Duly Authorized. The execution, delivery and performance by the Investor of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered, and, when executed and delivered by the Company, this Subscription Agreement will constitute the legal, valid, binding and enforceable obligation of the Investor, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ or other obligees’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3.     Sophistication of Investor. The Investor either (i) has a pre-existing personal or business relationship with the Company or its controlling persons, such as would enable a reasonably prudent purchaser to be aware of the character and general business and financial circumstances of the Company or its controlling persons, or (ii) by reason of the Investor’s business or financial experience, individually or in conjunction with the Investor’s unaffiliated professional advisors who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, is capable of evaluating the merits and risks of an investment in the Shares, making an informed investment decision and protecting the Investor’s own interests in connection with the transactions contemplated hereby.

4.     Investor Aware of Risks. The Investor has been informed and is aware that an investment in the Shares involves a high degree of risk and speculation. The Investor has received this Subscription Agreement, the Private Placement Memorandum and all other documents requested by the Investor. The Investor has carefully read such documents in their entirety, including the Risk Factors set forth in the Private Placement Memorandum, has considered them, and understands the information contained therein. The Investor, prior to the execution of this Subscription Agreement, has had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), including without limitation the Company’s Commission Reports (as defined below).

5.     Investor Relying Upon Own Advisors. The Investor confirms that the Investor has been advised that the Investor should rely on, and that the Investor has consulted and relied on, the Investor’s own accounting, legal and financial advisors with respect to the investment in the Shares. The Investor and the Investor’s professional advisor(s), if any, have been afforded an opportunity to meet with the officers and directors of the Company and to ask and receive answers to all questions about this offering of the Shares and the proposed business and affairs of the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense, and the Investor and the Investor’s professional advisor(s) therefore have obtained, in the judgment of the Investor and/or the Investor’s professional advisor(s), sufficient information to evaluate the merits and risks of investment in the Company.

6.     Suitability. The purchase of the Shares by the Investor is consistent with his or her general investment objectives. The Investor understands and has fully considered the risks of this investment and understands that (i) this investment is suitable only for an investor who is able to bear the economic consequences of losing his or her entire investment, (ii) the purchase of the Shares is a speculative investment that involves a high degree of risk and (iii) there are substantial restrictions on the transferability of the Shares, and there will be an extremely limited public market, if any, for the Shares, and accordingly, it may not be possible for the Investor to liquidate his or her investment in the event of an emergency. The Investor has no present need for liquidity in connection with the purchase of the Shares hereunder. The Investor can bear the economic risks of this investment and can afford a complete loss of such investment.

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7.     Regulation S Exemption (applicable unless the Investor has indicated an address within the United States of America on the first page of this Subscription Agreement). The Investor acknowledges and agrees that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of the United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Shares. In this regard, the Investor represents, warrants and agrees that:

(a)     The Investor is not a U.S. Person (as defined below) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:

(i)	any natural person resident in the United States of America;
(ii)	any partnership or corporation organized or incorporated under the laws of the United States of America;
(iii)	any estate of which any executor or administrator is a U.S. Person;
(iv)	any trust of which any trustee is a U.S. Person;
(v)	any agency or branch of a foreign entity located in the United States of America;
(vi)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S Person;
(vii)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; or
(viii)	any partnership or corporation if:

(1)     organized or incorporated under the laws of any foreign jurisdiction; and

(2)     formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated and owned by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(b)     At the time of the origination of contact concerning this Subscription Agreement and the date of the execution and delivery of this Subscription Agreement, the Investor was outside of the United States.

(c)     The Investor will not, during the period commencing on the date of issuance of the Shares and ending on the six-month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

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(d)     The Investor will, after expiration of the Restricted Period, offer, sell pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and in accordance with all applicable state and foreign securities laws.

(e)     The Investor was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(f)     Neither the Investor nor any person acting on his or her behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Investor and any person acting on his or her behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(g)     The transactions contemplated by this Subscription Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(h)     Neither the Investor nor any person acting on his or her behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Investor agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular related to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the United States or its territories and only in compliance with any local applicable securities laws.

(i)     Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURTIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.

TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(j)     The Investor consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company, if any, in order to implement the restrictions on transfer of the Shares described herein.

8.     Accredited Investor. The Investor is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

9.     Lack of Liquidity. The Investor is able (i) to bear the economic risk of this investment, and (ii) to afford a complete loss of the Investor’s investment; and represents that the Investor has sufficient liquid assets so that the lack of liquidity associated with this investment will not cause any undue financial difficulties or affect the Investor’s ability to provide for the Investor’s current needs and possible financial contingencies.

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10.     Access to Information. The Investor, in making the Investor’s decision to purchase the Shares, has relied solely upon independent investigations made by the Investor and the representations and warranties of the Company contained herein, and the Investor has been given (i) access to all material books and records of the Company; (ii) access to all material contracts and documents relating to this offering of the Shares; and (iii) an opportunity to ask questions of, and to receive answers from, the appropriate executive officers and other persons acting on behalf of the Company concerning the Company and the terms and conditions of this offering of the Shares, and to obtain any additional information, to the extent such persons possess such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information set forth in this Subscription Agreement and the Private Placement Memorandum (together, the “Offering Documents”). The Investor acknowledges that no valid request to the Company by the Investor for information of any kind about the Company has been refused or denied by the Company or remains unfulfilled as of the date thereof. The Investor has carefully read the Offering Documents. The Investor has reviewed the Commission Reports, available at www.sec.gov, including without limitation each Commission Report identified in the Private Placement Memorandum. In evaluating the suitability of an investment in the Company, the Investor has not relied upon any representations or other information (whether oral or written) other than as set forth in the Offering Documents or as contained in any documents or written answers to questions furnished by the Company.

11.     No Registration of Shares; Restrictive Legends. The Shares to be issued hereunder are not, nor will be, registered under the Securities Act or any state securities laws. The Investor understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of either Regulation S thereunder or Section 4(2) thereof, based, in part, upon the representations, warranties and agreements of the Investor contained in this Subscription Agreement. The Investor acknowledges and agrees that legends shall be placed on any certificates representing the Shares purchased hereunder, to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company’s records. Without limiting the foregoing, any resale of the Shares by a non U.S. Person during the “distribution compliance period” as defined in Rule 902(f) of Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Subscriber will not offer to sell or sell the Shares in any jurisdiction unless the Investor obtains all required consents, if any.

12.     No Endorsement by Federal or State Agencies. The Investor understands and acknowledges that neither the Commission nor any state securities commission has made any finding or determination as to the fairness or suitability for investment in, or any recommendation or endorsement of, the Company or the Shares.

13.     Investor has Evaluated Risks. Based on the review of the materials and information described above, and relying solely thereon and on the knowledge and experience of the Investor and/or the Investor’s professional advisor(s), if any, in business and financial matters, the Investor has evaluated the merits and risks of investing in the Shares and has determined that the Investor is both willing and able to undertake the economic risk of this investment.

14.     Investment for Personal Account; No View to Distribution. The Investor is acquiring the Shares for the personal account of the Investor for investment and not with a view to, or for resale in connection with, any distribution thereof or of any interest therein, and no one else has any beneficial ownership or interest in the Shares being acquired by the Investor, nor are the Shares being acquired by the Investor to be subject to any lien or pledge. The Investor has no present understanding, agreement, arrangement, obligation, indebtedness or commitment pending, nor is any circumstance in existence, that will compel the Investor to secure funds by the sale, transfer or other distribution of the Shares or any interest therein.

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15.     No General Solicitation. The Investor is unaware of, is in no way relying on, and did not become aware of this offering of Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any registration statement, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with this offering of Shares and is not subscribing for Shares and did not become aware of this offering of Shares through or as a result of any seminar or meeting to which the Investor was invited by, or any solicitation of a subscription by, a person not previously known to the Investor in connection with investments in securities generally.

16.     No Brokerage Commissions Due. The Investor has taken no action which would give rise to any claim by any person, corporation, partnership, proprietorship, entity, company or other business organization for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby.

17.     Fiduciary Representations. If the Investor is purchasing the Shares subscribed for hereby in a fiduciary capacity, then all of the foregoing representations, warranties and covenants shall be deemed to have been made on behalf of the person or persons for whom the Investor is so purchasing.

18.     Subscription Irrevocable. The Investor hereby acknowledges and agrees that the Investor is not entitled to cancel, terminate or revoke this subscription or any agreement of the Investor hereunder and that such subscription and agreement shall survive the death or disability of the Investor, and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

19.     Acceptance or Rejection by Company. The Investor understands and acknowledges that this subscription may be accepted or rejected by the Company in its sole and absolute discretion. If a subscription is rejected by the Company, written notice will be sent to the Investor along with the Subscription Agreement and all funds (without interest, penalty, expense or deduction) submitted by the Investor, and this Subscription Agreement shall thereafter be of no further force or effect. Neither the Company nor any officer, director, shareholder, employee, attorney or agent of any of them shall be liable to any person for the rejection, in whole or in part, of any offer to subscribe to purchase the Shares, notwithstanding that the Investor may otherwise be qualified as a prospective investor.

20.     Material Non-Public Information; No Trading. The Investor acknowledges and agrees that he or she may have received material non-public information that has been disclosed to the Investor for the purpose of evaluating the Company and an investment in the Shares. The Investor agrees that he or she shall not purchase or sell any securities of the Company until such time as all material information provided to the Investor has been made publicly available.

21.     Representations With Respect to the USA PATRIOT Act

(a)     The Investor understands and agrees that the Company prohibits the investment of funds by any persons or entities that are acting, directly or indirectly, (i) in contravention of any U.S. or international laws and regulations, including anti-money laundering regulations or conventions, (ii) on behalf of terrorists or terrorist organizations, including those persons or entities that are included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), as such list may be amended from time to time, (iii) for a senior foreign political figure, any member of a senior foreign political figure’s immediate family or any close associate of a senior foreign political figure, unless the Company, after being specifically notified by the Investor in writing that he or she is such a person, conducts further due diligence, and determines that such investment shall be permitted, or (iv) for a foreign shell bank (such persons or entities in clauses (i) - (iv) are collectively referred to as “Prohibited Persons”).

(b)     The Investor represents, warrants and covenants that: (i) it is not, nor is any person or entity controlling, controlled by or under common control with the Investor, a Prohibited Person, and (ii) to the extent the Investor has any beneficial owners, (a) it has carried out thorough due diligence to establish the identities of such beneficial owners, (b) based on such due diligence, the Investor reasonably believes that no such beneficial owners are Prohibited Persons, (c) it holds the evidence of such identities and status and will maintain all such evidence for at least five years from the date of the Investor's complete withdrawal from the Company, and (d) it will make available such information and any additional information that the Company may require upon request.

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(c)     If any of the foregoing representations, warranties or covenants ceases to be true or if the Company no longer reasonably believes that it has satisfactory evidence as to their truth, notwithstanding any other agreement to the contrary, the Company may be obligated to freeze the Investor’s investment, by segregating the assets constituting the investment in accordance with applicable regulations, or the Investor’s investment may immediately be involuntarily returned by the Company, and the Company may also be required to report such action and to disclose the Investor’s identity to OFAC or other authority. In the event that the Company is required to take any of the foregoing actions, the Investor understands and agrees that it shall have no claim against the Company, or any of its affiliates officers, directors, shareholders, employees, affiliates, attorneys and agents for any form of damages as a result of any of the aforementioned actions.

22.     Changes in Status. If, before the sale of Shares to the Investor, the Investor’s investment intent as expressed herein materially changes, or if any change occurs that would make either the representations or warranties made by the Investor herein materially untrue or misleading, then the Investor shall immediately so notify the Company, and any prior acceptance of the subscription of the Investor shall be voidable at the option of the Company in its sole and absolute discretion.

23.     Indemnification. The Investor hereby indemnifies and holds harmless the Company and the Company’s officers, directors, shareholders, employees, affiliates, attorneys and agents, as the case may be, from and against all damages suffered and liabilities of any kind incurred by any of them (including costs of investigation and defense and attorneys’ fees) arising out of any inaccuracy in the agreements, representations, covenants and warranties made by the Investor in this Subscription Agreement.

V.     Representations and Warranties of the Company

The Company hereby represents and warrants to, and covenants with, the Investor as follows, recognizing that the Investor will rely to a material degree on such representations, warranties and covenants, each of which shall survive the issuance and sale of the Shares to the Investor:

1.     Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any material provision of its articles of incorporation or by-laws.

2.     Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate this offering of Shares. The execution, delivery and performance by the Company of this Subscription Agreement has been duly authorized by all necessary corporate action, and, when executed and delivered by Investor, will constitute the legal, valid, binding and enforceable obligation of the Company, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors’ or other obligees’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

3.     No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of this offering of Shares do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation or by-laws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate (x) adversely affect the legality, validity or enforceability of this offering of Shares, (y) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, or (z) adversely impair the Company’s ability to perform fully on a timely basis its obligations under this Subscription Agreement (any of (x), (y) or (z), a “Material Adverse Effect”).

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4.     Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than such filings as may be required to be made with the Commission and/or any state securities regulators after the completion of this offering.

5.     Issuance of the Shares. The issuance of the Shares has been duly authorized. Assuming the accuracy of the Investor’s representations and warranties set forth in this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Investor as contemplated hereby. The issuance and sale of the Shares pursuant to this Subscription Agreement does not contravene the rules and regulations of the trading market for the Common Stock of the Company.

6.     Commission Reports. The Company has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the “Commission Reports”). As of their respective dates, the Commission Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and none of the Commission Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.     Material Changes. Except for this offering of Shares and as described in the Private Placement Memorandum, since the date of the latest Commission Report, there has been no event, occurrence or development that has had a Material Adverse Effect.

8.     Disclosure. The disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company, including all of the Commission Reports, when taken together as a whole, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

VI.     Miscellaneous

1.     Modification. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

2.     Notices. Any notice, demand or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, (b) delivered personally at such address, (c) upon the expiration of 24 hours after transmission, if sent by facsimile if a confirmation of transmission is produced by the sending machine (and a copy of each facsimile promptly shall be sent by ordinary mail), (d) upon the expiration of 24 hours after transmission, if sent by email if a confirmation of transmission is produced by the sending computer (and a copy of each email transmission promptly shall be sent by ordinary mail) or (e) on the third business day, if sent by overnight recognized courier, in each case to the parties at their respective addresses set forth below their signatures to this Subscription Agreement (or at such other address for a party as shall be specified by like notice; provided that the notices of a change of address shall be effective only upon receipt thereof).

3.     Assignability. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Investor and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

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4.     Applicable Law; Arbitration; Jurisdiction. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles. Any dispute between or, action or proceeding against any of the parties hereto under, arising out of or in any manner relating to, this Subscription Agreement and the transactions contemplated herein shall be submitted to and adjudicated by binding arbitration under the commercial rules of the American Arbitration Association. Such arbitration shall be in New York, New York. If there is any litigation regarding the arbitration or otherwise relating to this Paragraph VI.4, the parties hereto irrevocably consent to the jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to this Subscription Agreement, any document or instrument delivered pursuant to, in connection with or simultaneously with this Subscription Agreement, or a breach of this Subscription Agreement or any such document or instrument. In any such action or proceeding, each party hereto waives personal service of any summons, complaint or other process and agrees that service thereof may be made in accordance with Paragraph VI.2. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the party so served shall appear or answer such summons, complaint or other process.

5.     Waiver of Jury Trial. THE COMPANY AND THE INVESTOR EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS SUBSCRIPTION AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THIS OFFERING OF SECURITIES, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE COMPANY AND THE INVESTOR EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY ARBITRATION IN ACCORDANCE WITH SECTION VI.4 OF THIS SUBSCRIPTION AGREEMENT AND THAT THE COMPANY AND THE INVESTOR MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS SUBSCRIPTION AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE PARTIES’ AGREEMENT TO ARBITRATE AND THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

6.     Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

7.     Integration. This Subscription Agreement constitutes the entire agreement between the Investor and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

8.     Fees and Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

9.     Counterpart Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

10.     Severability. Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

11.      Descriptive Titles. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

[Remainder of Page Intentionally Left Blank]

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SIGNATURE PAGE FOR INDIVIDUAL INVESTORS

我已经阅读且理解这个认购协议以及其伴随而来的私募备忘录。我明白购买这些股票所涉及的巨大风险。我同意被认购协议约束

.

[Translation: I have read and understood this Subscription Agreement and the Private Placement Memorandum that accompanies it. I understand that the purchase of these securities involves significant risks. I agree to be bound by this Subscription Agreement.]

IN WITNESS WHEREOF, the Investor executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto to be effective as of the date therein indicated.

Print Name of Investor	Signature of Investor

Print Name of Spouse	Signature of Spouse
(if funds are to be invested in joint	(if funds are to be invested in joint
name or are community property)	name or are community property)

USD $ __________________________________________
Amount of immediately available funds transferred herewith

Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Common Stock

Occupation	Telephone Number

US Social Security or other Tax I.D. No. (if any)

Street Address

City State/County	Zip/Postal Code	Country

SUBSCRIPTION ACCEPTED:	GULF SHORES INVESTMENTS, INC.

Dated: _______________, 2011	By: _________________________________

Its: _________________________________
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SIGNATURE PAGE FOR ENTITY INVESTORS

我已经阅读且理解这个认购协议以及其伴随而来的私募备忘录。我明白购买这些股票所涉及的巨大风险。我同意被认购协议约束.

[Translation: I have read and understood this Subscription Agreement and the Private Placement Memorandum that accompanies it. I understand that the purchase of these securities involves significant risks. I agree to be bound by this Subscription Agreement.]

IN WITNESS WHEREOF, the Investor executes and agrees to be bound by this Subscription Agreement by executing the Signature Page attached hereto to be effective as of the date therein indicated.

Print Name of Partnership,
Company or Trust

By: _______________________________
Signature of authorized representative	Capacity of authorized representative

USD $ _____________________________
Amount of immediately available funds transferred herewith

Please PRINT the exact name(s) (registration) investor(s) desire(s) for the Common Stock

Tel. No.

Tax I.D. No. (if any)

Street Address

City State/County	Zip Code/Postal Code	Country

SUBSCRIPTION ACCEPTED:	GULF SHORES INVESTMENTS, INC.:

Dated: _______________, 2011	By: _____________________________

Its: _____________________________

11